Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2019, in answer to question 81(b) on Form N-SAR, is 147.
				January 2019

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Income Fund	87,826,491
Advantage Funds, Inc.	Dreyfus Global Multi-Asset Income Fund	11,949,647
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	2,010,941,534
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	792,826,705
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	689,518,397
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,527,171,201
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	160,238,520
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	297,196,820
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	28,776,231
Advantage Funds, Inc.	Dynamic Total Return Fund	1,127,619,990
Advantage Funds, Inc. Total			6,734,065,537	2,500,000
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	202,423,983
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Insight Broad Opportunities Fund	28,728,121
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Insight Core Plus Fund	548,559,719
BNY Mellon Absolute Insight Funds, Inc. Total			779,711,824	1,000,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	457,298,558
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,050,422,539
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	755,273,753
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	873,595,037
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	422,005,414
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	946,404,080
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	992,486,844
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	914,243,574
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	63,414,764
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	310,556,409
BNY Mellon Funds Trust	BNY Mellon International Fund	933,992,402
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	44,382,636
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	211,075,402
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fun	283,833,233
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,688,321,174
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,810,812,552
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,140,903,766
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	1,099,932,378
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,170,035,900
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	138,725,981
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	183,907,732
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	253,010,359
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	436,725,196
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	280,759,240
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	306,265,713
BNY Mellon Funds Trust Total			18,768,384,638	2,500,000
CitizensSelect Funds	Dreyfus Institutional Preferred Treasury Securities Money Mar	130,782,996
CitizensSelect Funds	Dreyfus Prime Money Market Fund	185,441,624
CitizensSelect Funds Total			316,224,620	750,000
Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.		139,677,895	139,677,895	525,000
Dreyfus AMT-Free Municipal Cash Management Plus		67,930,025	67,930,025	400,000
Dreyfus AMT-Free New York Municipal Cash Management		132,613,576	132,613,576	525,000
Dreyfus Appreciation Fund, Inc.		1,542,893,054	1,542,893,054	1,500,000
Dreyfus BASIC Money Market Fund, Inc.		146,327,415	146,327,415	525,000
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	416,876,079
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Global Emerging Markets Fund	284,734,006
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	412,085,458
Dreyfus BNY Mellon Funds, Inc. Total			1,113,695,544	1,250,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,246,771,517	1,246,771,517	1,250,000
Dreyfus Cash Management		9,747,001,642	9,747,001,642	2,500,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	56,635,149,936
Dreyfus Government Cash Management Funds	Dreyfus Government Securities Cash Management	5,269,074,257
Dreyfus Government Cash Management Funds Total			61,904,224,193	2,500,000
Dreyfus Growth and Income Fund, Inc.		858,040,586	858,040,586	1,000,000
Dreyfus High Yield Strategies Fund		240,544,735	240,544,735	600,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	579,104,102
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,330,423,442
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	2,186,355,808
Dreyfus Index Funds, Inc. Total			5,095,883,352	2,500,000
Dreyfus Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund	8,328,960,581	8,328,960,581	2,500,000
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Government Plus Money Mark	1,760,199,196
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	4,752,503,355
Dreyfus Institutional Preferred Money Market Funds Total			6,512,702,551	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	8,538,731,029
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury and Agency Cash Advantage	850,800,135
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Securities Cash Advantage Fun	650,708,704
Dreyfus Institutional Reserves Funds Total			10,040,239,867	2,500,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		608,037,078	608,037,078	900,000
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	113,150,855
Dreyfus International Funds, Inc. Total			113,150,855	525,000
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	217,003,721
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	1,119,361,206
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	3,306,293,512
Dreyfus Investment Funds	Dreyfus Tax Sensitive Total Return Bond Fund	273,365,641
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	6,466,827

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2019, in answer to question 81(b) on Form N-SAR, is 147.
				January 2019

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	204,821,543
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	1,836,170,438
Dreyfus Investment Funds Total			6,963,482,889	2,500,000
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	106,426,623
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	138,404,300
Dreyfus Investment Grade Funds, Inc. Total			244,830,922	600,000
Dreyfus Investment Portfolios	Core Value Portfolio	18,583,239
Dreyfus Investment Portfolios	MidCap Stock Portfolio	149,867,471
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	561,440,441
Dreyfus Investment Portfolios	Technology Growth Portfolio	555,720,486
Dreyfus Investment Portfolios Total			1,285,611,637	1,250,000
Dreyfus Liquid Assets, Inc.		551,081,208	551,081,208	900,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	313,145,989	313,145,989	750,000
Dreyfus Midcap Index Fund, Inc.		2,928,601,838	2,928,601,838	1,900,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		328,294,001	328,294,001	750,000
Dreyfus Municipal Bond Opportunity Fund		349,086,734	349,086,734	750,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	949,842,111
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	262,293,679
Dreyfus Municipal Funds, Inc. Total			1,212,135,790	1,250,000
Dreyfus Municipal Income, Inc.		216,808,369	216,808,369	600,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		427,279,355	427,279,355	750,000
General New Jersey Municipal Money Market Fund		89,895,312	89,895,312	450,000
Dreyfus New York AMT-Free Municipal Bond Fund		314,373,351	314,373,351	750,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,043,241,693	1,043,241,693	1,250,000
Dreyfus Opportunity Funds	Dreyfus Japan Womenomics Fund	2,291,829
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	362,360,191
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Emerging Markets Equity Fund	30,316,056
Dreyfus Opportunity Funds Total			394,968,077	750,000
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	Dreyfus California AMT-Free Municipal Bond Fund	864,031,720	864,031,720	1,000,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus U.S. Mortgage Fund	321,245,357	321,245,357	750,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	828,327,611
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	663,470,938
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	605,762,455
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	66,600,324
Dreyfus Premier Investment Funds, Inc. Total			2,164,161,327	1,700,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund	Dreyfus Short-Intermediate Municipal Bond Fund	295,757,480	295,757,480	750,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	661,905,022	661,905,022	900,000
Dreyfus Research Growth Fund, Inc.		1,604,658,111	1,604,658,111	1,500,000
Dreyfus Ultra Short Income Fund		96,255,099	96,255,099	450,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	206,433,926
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	137,509,830
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	124,297,075
Dreyfus State Municipal Bond Funds Total			468,240,831	750,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	645,289,979
Dreyfus Stock Funds	Dreyfus International Small Cap Fund	592,044,742
Dreyfus Stock Funds Total			1,237,334,721	1,250,000
Dreyfus Stock Index Fund, Inc.		2,430,168,428	2,430,168,428	1,700,000
Dreyfus Strategic Municipal Bond Fund, Inc.		446,330,914	446,330,914	750,000
Dreyfus Strategic Municipals, Inc.		593,101,872	593,101,872	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus AMT-Free Tax Exempt Cash Management	661,384,136
Dreyfus Tax Exempt Cash Management Funds Total			661,384,136	900,000
Dreyfus Treasury & Agency Cash Management		19,046,001,830	19,046,001,830	2,500,000
Dreyfus Treasury Securities Cash Management		29,835,573,840	29,835,573,840	2,500,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	359,393,700
Dreyfus Variable Investment Fund	Government Money Market Portfolio	171,224,180
Dreyfus Variable Investment Fund	Growth and Income Portfolio	79,813,049
Dreyfus Variable Investment Fund	International Equity Portfolio	30,079,086
Dreyfus Variable Investment Fund	International Value Portfolio	46,584,898
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	182,552,955
Dreyfus Variable Investment Fund	Quality Bond Portfolio	35,898,520
Dreyfus Variable Investment Fund Total			905,546,387	1,000,000
General California Municipal Money Market Fund		75,554,901	75,554,901	450,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	1,940,050,772
General Government Securities Money Market Funds, Inc.	General Treasury Securities Money Market Fund	2,023,218,794
General Government Securities Money Market Funds, Inc. Total			3,963,269,565	2,300,000
General Money Market Fund, Inc.		8,638,419,653	8,638,419,653	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	621,664,216
General Municipal Money Market Funds, Inc. Total			621,664,216	900,000
General New York AMT-Free Municipal Money Market Fund		163,489,120
General New York Municipal Money Market Fund Total			163,489,120	600,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	482,518,299
Strategic Funds, Inc.	Global Stock Fund	1,238,743,081
Strategic Funds, Inc.	International Stock Fund	3,837,311,120
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	547,434,324
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	633,382,784
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	523,066,713
Strategic Funds, Inc. Total			7,262,456,320	2,500,000
The Dreyfus Fund Incorporated		1,203,725,946	1,203,725,946	1,250,000
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	1,032,201,626
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	395,945,992

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2019, in answer to question 81(b) on Form N-SAR, is 147.
				January 2019

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	939,466,329
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	840,719,317
The Dreyfus/Laurel Funds Trust Total			3,208,333,264	2,100,000
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	1,210,727,725
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	566,392,272
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	1,045,442,227
The Dreyfus/Laurel Funds, Inc.	Dreyfus Institutional S&P 500 Stock Index Fund	2,392,062,767
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	98,060,509
The Dreyfus/Laurel Funds, Inc.	Dreyfus Unconstrained Bond Fund	44,137,231
The Dreyfus/Laurel Funds, Inc.	General Treasury and Agency Money Market Fund	217,223,749
The Dreyfus/Laurel Funds, Inc. Total			5,574,046,480	2,500,000
The Dreyfus Sustainable U.S. Equity Fund, Inc.		293,771,590	293,771,590	750,000
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.		218,395,004	218,395,004	600,000

Total Gross Assets for the Complex		243,954,741,385	243,954,741,385	81,700,000.00

AVAILABLE FIDELITY BOND COVERAGE				$100,000,000

Amount between Minimum and Available				$18,300,000

Sweep Assets
Sweep Assets		1,300,074,496
Total Sweep Assets		1,300,074,496

Fund of funds (Affiliated funds)
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	817,930,015
Total Fund of funds		817,930,015

Partial fund of funds (Market value)
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	94,019,809
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	268,783,289
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	27,100,853
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	113,171,937
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	174,126,783
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	395,130,085
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	87,729,411
		1,160,062,168

Total Gross Assets for the Complex excluding sweep assets, fund of funds and partial fund of funds (MV)		240,676,674,706.10

Count of Portfolios		147